SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2021

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-23333	91-1863696
State or other jurisdiction Of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

624 Simpson Avenue, Hoquiam, Washington	98550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Timberland Bancorp, Inc. (the “Company”) and its financial institution subsidiary, Timberland Bank (“Bank”), announced that Director James A. Davis retired from the Boards of Directors of the Company and the Bank on August 24, 2021 as a result of reaching the Bank’s mandatory retirement age for directors as provided in the Bylaws.  Mr. Davis served as a member of the Board of Directors’ Audit Committee, Technology Committee and Strategic Planning and Enterprise Risk Management Committee.  In connection with his announcement of his retirement, Mr. Davis did not cite any disagreement with the Company pertaining to the Company’s operations, policies or practices.  For additional information, please refer to the press release dated August 24, 2021, which is attached as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On August 24, 2021, the Board of Directors amended the Company’s Bylaws by reducing the number of members from nine (9) to eight (8), in connection with Mr. Davis’ retirement.  The Board of Directors also approved the addition of Article X Shareholder Litigation, to the Company’s Bylaws in order to set forth the procedures and limitations that a shareholder would need to follow in order to pursue a lawsuit or proceeding against the Company.  Further the Article provides that any lawsuit or proceeding against the Company must be pursued solely on an individual basis and not as a class action.  Finally, the Board of Directors amended its Bylaws to provide the flexibility for regular meetings of the Board of Directors, to be held without a physical assembly of directors at a specific location and that such meetings may be held by means of a remote communication.  For further information please see the Amended and Restated Bylaws a copy which is attached hereto as Exhibit 3.2.

Item 9.01  Financial Statements and Exhibits

  (d) Exhibits

                    3.2    Amended and Restated Bylaws of Timberland Bancorp, Inc.
                    99.1            Press Release of Timberland Bancorp, Inc. dated August 24, 2021
      104             Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: August 24, 2021	By: /s/ Dean J. Brydon
Dean J. Brydon Chief Financial Officer